UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On October 3, 2008, the registrant, Ebix, Inc. (NASDAQ: EBIX), announced via press release that it has submitted a revised and improved proposal with respect to a business combination transaction with Healthaxis, Inc. (“Healthaxis”) (NASDAQ: HAXS).   A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of Ebix’s letter to the Healthaxis board of directors is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01:  Exhibits.

The following exhibits are being furnished with this report pursuant to Item 8.01of this Form 8-K:

Exhibit No.	Description
99.1	Press Release Regarding Announcing Ebix’s Revised and Improved Offer to Purchase Healthaxis.
99.2	Letter from Ebix to Healthaxis’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

	By:	/s/ Robert F. Kerris

Robert Kerris
Chief Financial Officer
and Corporate Secretary

October 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Regarding Announcing Ebix’s Revised and Improved Offer to Purchase Healthaxis.
99.2	Letter from Ebix to Healthaxis’s Board of Directors.